                                                                     Exhibit 4.2

NUMBER                         [AMICAS, INC. LOGO]                        SHARES
A
                                  AMICAS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
PAR VALUE $.001                                                CUSIP 001712 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS certifies that










is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF AMICAS, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, By-Laws and all Amendments thereto, to all of which the holder, by acceptance hereof assents.
          This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                       [AMICAS, INC. SEAL 1996 DELAWARE]

[Illegible Sig]                                                  [Illegible Sig]
Chief Financial Officer                    President and Chief Executive Officer


                                Countersigned and Registered:
                                             STOCKTRANS, INC.
                                             44 West Lancaster Ave.
                                             Ardmore, PA 19003

                                                                  Transfer Agent
                                                                  and Registrar,

                                By
                                                            Authorized Signature

                                  AMICAS, INC.

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - ______Custodian_______
                                                          (Cust)         (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN - as joint tenants with right                      Act __________________
         of survivorship and not as                                (State)
         tenants in common

    Additional abbreviations may also be used though not in the above list.

     For value received, ___________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

     ___________________________________________________________________________

     ___________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)
     ___________________________________________________________________________

     ___________________________________________________________________________

     ____________________________________________________________________ shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________________________

     __________________________________________________________________ Attorney

     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________

                                        ________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:

_______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.